CERTIFICATION OF PERIODIC REPORT


I, John F. Fiedler, Chief Executive Officer of BorgWarner Inc.
(the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange
Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:    August 14, 2002



                              /s/ John F. Fiedler
                              John F. Fiedler
                              Chief Executive Officer